Warrant Liability	12 Months Ended
Dec. 31, 2025
Warrant Liability
Warrant Liability
19.	Warrant Liability

The warrants issued in connection with the 2022 non-brokered private placement, the 2024 non-brokered and brokered private placements, and the August 2025 non-brokered and brokered private placements (Note 20) include embedded derivatives as they are exercisable in U.S. dollars and, therefore, fail the “fixed for fixed” requirements prescribed in IAS 32 Financial Instruments: presentation. As a result, they are classified as a liability and measured at fair value. The liability is revalued at its estimated fair value using the Black-Scholes option pricing model at the end of each reporting period, and the variation in the fair value is recognized on the consolidated statements of loss under Change in fair value of warrant liability. Upon exercise of the warrants, the Company will issue shares, and will not be required to pay any cash.

The movement of the warrant liability, classified as financial instruments at fair value through profit or loss, is as follows:

	2025	2024
	$	$
Fair value through profit or loss (warrants)
Balance – Beginning of period	67,852	11,552
Additions	75,769	71,875
Change in fair value	88,438	(19,497)
Fair value transfered to Share Capital on Exercise	(2,042)	-
Foreign exchange	(5,017)	3,922
Balance – End of period	225,000	67,852

In absence of quoted market prices, the fair value of the warrants exercisable in U.S. dollars is determined using the Black-Scholes option pricing model based on the following weighted average assumptions and inputs:

	2025	2024
Dividend per share	0%	0%
Expected volatility(i)	61.6%	81.1%
Risk-free interest rate	3.5%	4.3%
Expected life	2.4 years	4.3 years
Exercise price (USD)	3.59	4.40
Share price (USD)	3.49	1.63

(i)	The expected volatility is estimated based on the historical volatility of the Company as at December 31, 2025, and was previously estimated by benchmarking against companies with businesses similar to those of Osisko Development.